                                                                    EXHIBIT 10.1


                                FOURTH AMENDMENT

                                       TO

                    AMENDED AND RESTATED FINANCING AGREEMENT

          Fourth Amendment, dated as of July 29, 1999 to the Amended and Restated Financing Agreement, dated as of June 18, 1998, as amended through the date hereof (the "Financing Agreement"), by and among McNaughton Apparel Group Inc., a Delaware corporation, formerly known as Norton McNaughton, Inc. (the "Company"), Norton McNaughton of Squire, Inc., a New York corporation ("Squire"), Miss Erika, Inc., a Delaware corporation ("Miss Erika"), Jeri-Jo Knitwear, Inc., a Delaware corporation formerly known as JJ Acquisition Corp. ("Jeri-Jo" and together with Squire and Miss Erika, each a "Borrower" and collectively, the "Borrowers"), the lenders party thereto (each a "Lender" and collectively the "Lenders"), NationsBanc Commercial Corporation, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), The CIT Group/Commercial Services, Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and Fleet Bank NA, as documentation agent for the Lenders (in such capacity, the "Documentation Agent" and together with the Collateral Agent and the Administrative Agent, each an "Agent" and collectively, the "Agents").

          The Company and the Borrowers have advised the Lenders and the Agent that (i) the Company has formed McNaughton Apparel Holdings Inc., a South Carolina corporation and a wholly-owned Subsidiary of the Company, (ii) the Company and Miss Erika propose to enter into the Amendment to Agreement of Purchase and Sale dated as of June 30, 1999 (the "Miss Erika Amendment") by and among Old ME Corp., Terbem Limited, a British Virgin Islands corporation, Bobst Investment Corp., a British Virgin Islands corporation, TCRI Offshore Partners C.V., a Netherlands Antilles corporation, TCR International Partners L.P., a Delaware limited partnership, Triumph Capital II, L.P., a Delaware limited partnership, Stuart Bregman, Howard Zwilling, Sidney Goldstein, Christian Baillet, Miss Erika and the Company, and (iii) the Company and Jeri-Jo have entered into the Amendment to the Agreement of Purchase and Sale dated as of June 17, 1999 (the "Jeri-Jo Amendment"), by and among Susan Schneider, Leslie Schneider, Scott Schneider, Jeri-Jo and the Company.

          The Company, the Borrowers, the Lenders and the Agents desire to amend certain terms and conditions in the Financing Agreement as hereafter set forth. Accordingly, the Company, the Borrowers, the Agents and the Lenders hereby agree as follows:

          1.  Definitions.  All capitalized terms used herein and not otherwise
              -----------
defined herein are used herein as defined in the Financing Agreement.
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          2.   Amendments to Definitions.  (a)  The definition of the term "Miss
               -------------------------
Erika Acquisition Agreement" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

               "'Miss Erika Acquisition Agreement'  means the Agreement of
                 --------------------------------
               Purchase and Sale dated as of the 29th day of August, 1997, as amended through September 25, 1997 by and among Old ME Corp., Terbem Limited, a British Virgin Islands corporation, Bobst Investment Corp., a British Virgin Islands corporation, TCRI Offshore Partners C.V., a Netherlands Antilles corporation, TCR International Partners L.P., a Delaware limited partnership, Triumph Capital II, L.P., a Delaware limited partnership, Stuart Bregman, Howard Zwilling, Sidney Goldstein, Christian Baillet, Miss Erika and the Company, provided that, on and after the Miss Erika Effective Date, Miss Erika Acquisition Agreement shall include the Amendment to the Agreement of Purchase and Sale dated as of June 30, 1999."

          (b) The definition of the term "Jeri-Jo Purchase Agreement" in Section
1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

               "'Jeri-Jo Purchase Agreement' means the Agreement of Purchase and
                 --------------------------
               Sale dated as of the 15th day of April, 1998, as amended through June 18, 1998 and by the Amendment to the Agreement of Purchase and Sale dated as of June 17, 1999, by and among Susan Schneider, Leslie Schneider, Scott Schneider, Jeri-Jo and the Company."

          (c) The definition of the term "Indenture" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

               "'Indenture' means the Indenture, dated as of June 18, 1998 as
                 ---------
               supplemented by the second supplemental indenture entered into by reason of the joinder of Apparel Holdings to the Indenture, among the Company, the Borrowers, Norty's Inc., Apparel Holdings and United States Trust Company of New York, as trustee, provided that, on and after the Indenture Effective Date, Indenture shall include the first supplemental indenture entered into by reason of the Miss Erika Amendment (as defined in the Fourth Amendment) and the limitation on the cash amount of the Jeri-Jo Earnout Payment."

          (d) Section 1.01 of the Financing Agreement is hereby amended by adding the following new defined terms, in the correct alphabetical order thereof, each of which shall read in its entirety as follows:

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               "'Apparel Holdings' means McNaughton Apparel Holdings Inc., a
                 ----------------
               South Carolina corporation and a wholly-owned Subsidiary of the Company."

               "'Consent Solicitation' means the revised consent solicitation
                 --------------------
               statement dated July 20, 1999.

               "'Fourth Amendment' means the Fourth Amendment to the Agreement
                 ----------------
               dated as of July 29, 1999 by and among the Company, the Borrowers, the Lenders, the Collateral Agent, the Administration Agent and the Documentation Agent."

               "'Indenture Effective Date' means the date on which the Agents
                 ------------------------
               shall have received a fully executed copy of the first supplement to the Indenture referred to in Section 8(d)(ii) hereof the terms of which shall be consistent with those set forth in the Consent Solicitation or otherwise in form and substance reasonably satisfactory to the Required Lenders."

               "'Miss Erika Effective Date' means the date on which the Agents
                 -------------------------
               shall have received a fully executed copy of the Miss Erika Amendment the terms of which shall be consistent with those set forth in the Consent Solicitation or otherwise in form and substance reasonably satisfactory to the Required Lenders.

               "'Railroad Effective Date' means the date on which the Agents
                 -----------------------
               shall have received a fully executed copy of the Railroad Enterprises Agreement the terms of which shall be consistent with those set forth in the July 6, 1996 memorandum from Amanda J. Bokman of the Company to the Lenders or otherwise in form and substance reasonably satisfactory to the Required Lenders."

               "'Railroad Enterprises Agreement' means the Agreement by and
                 ------------------------------
               among Squire, Railroad Enterprises, Inc. and Cutting Edge Services, Inc."

               "'Railroad Enterprises Assets' has the meaning specified for the
                 ---------------------------
               term "Assets" in the Railroad Enterprises Agreement."

               "'Railroad Enterprises Purchase' means the purchase by Squire of
                 -----------------------------
               the Railroad Enterprises Assets from Railroad Enterprises, Inc. and Cutting Edge Services, Inc. pursuant to the Railroad Enterprise Agreement."

          3.   Key Man Life Insurance.  The second sentence of Section 7.01(k)
               ----------------------
of the Financing Agreement is hereby amended in its entirety to read as follows:

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               "Maintain at all times such key man or other life insurance policies on the lives of Peter Boneparth, Howard Zwilling and Susan Schneider or their successors for so long as such individuals or their successors are employed by the Company or any Borrower from a responsible and reputable life insurance company each in an amount of not less than $3,000,000, $1,500,000 and $1,500,000, respectively, together with an assignment of such life insurance policies to the Collateral Agent for the benefit of the Lenders."

          4.   Liens.  Section 7.02(a) of the Financing Agreement is hereby
               -----
amended to (a) delete the word "and" at the end of clause (x) thereof, (b) delete the period at the end of clause (xi) thereof and replace it with "; and" and (c) add a new clause (xii) thereto to read in its entirety as follows:

          "(xii) on and after the Railroad Effective Date, Liens granted by Squire in favor of Railroad Enterprises, Inc. and Cutting Edge Services, Inc. solely on funds not to exceed $2,500,000 held by Squire or in escrow in connection with the purchase price payments for the Railroad Enterprises Assets and in respect of other amounts owed to Railroad Enterprises, Inc., in each case, pursuant to the terms of the Railroad Enterprises Agreement."

          5.   Indebtedness.  Section 7.02(b) of the Financing Agreement is
               ------------
hereby amended to (a) delete the word "and" at the end of clause (x) thereof,
(b) renumber clause (xi) thereof as clause (xii) thereof, (c) replace the reference to clause "(x)" in renumbered clause (xii) thereof with "(xi)", and
(d) add a new clause (xi) thereto to read in its entirety as follows:

          "(xi) on and after the Railroad Effective Date, Indebtedness of Squire owed to Railroad Enterprises, Inc. and Cutting Edge Services, Inc. in connection with the purchase price payments due for the Railroad Enterprises Assets and in respect of other amounts owed to Railroad Enterprises, Inc., in each case, pursuant to the terms of the Railroad Enterprises Agreement; and"

          6.   Sale of Assets.  Section 7.02(d)(ii) of the Financing Agreement
               --------------
is hereby amended to (a) delete the word "and" before clause (F) thereof and (b) add the following at the end of such Section (ii) "and (G) the Borrowers may transfer all of their right, title and interest in the registered trademarks that they own to Apparel Holdings.", provided that (x) Apparel Holdings has taken all action requested by the Collateral Agent to grant the Collateral Agent a perfected, first priority security interest in such trademarks and (y) the Collateral Agent's rights in such trademarks, including, without limitation, the existence, perfection and priority of the security interests created in favor of the Collateral Agent in such trademarks are not adversely affected thereby and
(z) the terms of any such transfer and any licenses of the trademarks have to be reasonably satisfactory to the Collateral Agent and its counsel.

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          7.   Investments.  (a)  Section 7.02(f)(ii) of the Financing Agreement
               -----------
is hereby amended by adding the phrase ", and investments in Apparel Holdings" at the end of the first clause thereof.

          (b) Section 7.02(f) of the Financing Agreement is hereby further amended to (i) delete the word "and" at the end of the first of clause (xi) thereof, (ii) renumber the second of clause (xi) thereof as clause (xiii) thereof, and (iii) add a new clause (xii) thereto to read in its entirety as follows:

               "(xii) on and after the Railroad Effective Date, the Railroad Enterprises Purchase; and"

          8.   Waivers and Consents.
               --------------------

          (a) Effective on the Miss Erika Effective Date, the Required Lenders hereby consent to the terms of the Miss Erika Amendment, pursuant to which, among other things, the parties thereto will modify the terms of the earn out obligation under the Miss Erika Acquisition Agreement, such that 64.3% of the earn out obligation shall be discounted and paid in cash on or about August 6, 1999, as more fully described in the revised consent solicitation statement dated July 20, 1999 (the "Consent Solicitation").

          (b) The Required Lenders hereby consent to the terms of the Jeri-Jo Amendment, pursuant to which, among other things, the parties thereto have agreed to permit the full face value of the Letter of Credit ($30,000,000) which secures the payment of the earnout obligations under the Jeri-Jo Purchase Agreement to be available for all drawings under the Letter of Credit.

          (c) Pursuant to Section 12.03 of the Financing Agreement and in reliance on the representations and warranties set forth in Section 10, the Required Lenders hereby waive any Event of Default that would otherwise arise under Section 10.01(c) of the Financing Agreement from any non-compliance by the Company and the Borrowers with the provisions of Section 7.01(b) of the Financing Agreement by reason of the failure of the Loan Parties to execute and deliver to the Collateral Agent, in respect of Apparel Holdings, within 15 days after its formation (i) a guaranty, (ii) a security agreement, (iii) a written opinion of counsel in form and substance reasonably satisfactory to the Collateral Agent, and (iv) an amendment to the Pledge Agreement with respect to the pledge of the stock of such new Subsidiary together with stock certificate(s) representing all of the outstanding capital stock of such new Subsidiary and an executed and undated stock power; provided, that, all of the
                                                    --------  ----
items listed in clauses (i), (ii) and (iv) are executed and delivered, as appropriate, to the Collateral Agent on or prior to the Amendment Effective Date (as defined in Section 9 below) and the items listed in clause (iii) above are delivered to the Collateral Agent, within 30 days after the date hereof.

          (d) Pursuant to Section 12.03 of the Financing Agreement and in reliance on the representations set forth in Section 10, the Required Lenders hereby waive any Event of Default that would otherwise arise under Section 10.01(c) of the

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Financing Agreement, in the case of clause (ii) below effective on the Indenture
Effective Date, from any non-compliance by the Company and the Borrowers with the provisions of (i) Section 7.02(f) of the Financing Agreement by reason of the Company's formation of and initial capital contribution in Apparel Holdings; provided that, as of the Amendment Effective Date, such initial contribution did not exceed $10,000 and (ii) Section 7.02(r) of the Financing Agreement by reason of the first supplemental indenture to be entered into by and among the Company, the Borrowers, Norty's Inc., and United States Trust Company of New York, as trustee, by reason of the Miss Erika Amendment and the limitation on the cash amount of the Jeri-Jo Earn Out Payment.

          (e) The Waivers and Consents in this Section 8 shall be effective only in this specific instance and do not allow any other or further departure from the terms of the Financing Agreement or the other Loan Documents, which terms shall continue in full force and effect.

          9.   Conditions to Effectiveness.  This Amendment shall be effective
               ---------------------------
as of the date hereof provided that the following conditions have been satisfied in full (the "Amendment Effective Date").

          (a) The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement shall be true and correct in all material respects on and as of the Amendment Effective Date and the date hereof as though made on and as of each of such dates (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date or on the date hereof, or result from this Amendment becoming effective in accordance with its terms.

          (b) The Agents shall have received counterparts of this Amendment which bear the signatures of the Company, the Borrowers and each of the Required Lenders.

          (c) The Collateral Agent shall have received a fully executed copy of the items referred to in clauses (i), (ii) and (iv) of Section 8(c) hereof.

          (d) The Agents shall have received a fully executed copy of the Jeri-Jo Amendment certified as a true and correct copy thereof by an authorized officer of the Company.

          (e) The Administrative Agent shall have received in immediately available funds, for the ratable benefit of the Lenders in accordance with their Pro Rata Shares, a non-refundable amendment fee equal to $110,000.

          (f) All legal matters incident to this Amendment shall be satisfactory to the Agents and their counsel.

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

          10.  Representations and Warranties.  Each of the Company and the
               ------------------------------
Borrowers represents and warrants to the Lenders as follows:

          (a) The Company and each Borrower (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment, all other documents executed by it in connection with this Amendment, and to perform the Financing Agreement, as amended hereby.

          (b) The execution, delivery and performance by each of the Company and the Borrowers of this Amendment and all other documents executed by each of them in connection with this Amendment and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under the Company's or any Borrower's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting the Company or any Borrower or any of the Company's or such Borrower's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien upon or with respect to the Company's or any Borrower's property.

          (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Company or any of the Borrowers of this Amendment and all other documents executed by it in connection with this Amendment and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby.

          (d) This Amendment and the Financing Agreement, as amended hereby, and all other documents executed in connection with this Amendment constitute the legal, valid and binding obligations of the Company and the Borrowers party thereto, enforceable against such Persons in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

          (e) The representations and warranties contained in Article VI of the Financing Agreement are true and correct on and as of the Amendment Effective Date and as of the date hereof as though made on and as of the Amendment Effective Date and the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default has occurred and is continuing on and as of the Amendment Effective Date or on the date hereof after giving effect to this Amendment.

          (f) As of the Amendment Effective Date, the aggregate amount of the capital contribution made by the Company in Apparel Holdings did not exceed $10,000.

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

          11.  Continued Effectiveness of Financing Agreement.  Each of the
               ----------------------------------------------
Company and the Borrowers hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date of this Amendment all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a Lien on any collateral as security for the Obligations of the Company and the Borrowers from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.


          12.  Miscellaneous.
               -------------

          (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

          (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          (d) The Borrowers will pay on demand all reasonable out-of-pocket costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agents.

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

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              MCNAUGHTON APPAREL GROUP INC.

                              By: __________________________________
                              Title: _______________________________

                              NORTON MCNAUGHTON OF SQUIRE, INC.

                              By: __________________________________
                              Title: _______________________________

                              MISS ERIKA, INC.

                              By: __________________________________
                              Title: _______________________________

                              JERI-JO KNITWEAR, INC.

                              By: __________________________________
                              Title: _______________________________

                              AGENTS AND LENDERS
                              ------------------

                              THE CIT GROUP/COMMERCIAL SERVICES,
                                INC., as Administrative Agent

                              By: __________________________________
                              Title: _______________________________

                              NATIONSBANC COMMERCIAL
                                CORPORATION, as Collateral Agent

                              By: __________________________________

                              Title: _______________________________

                              FLEET BANK NA, as Documentation Agent

                              By: __________________________________
                              Title: _______________________________

                              FLEET BUSINESS CREDIT CORPORATION

                              By: __________________________________
                              Title: _______________________________

                              ISRAEL DISCOUNT BANK OF NEW YORK

                              By: __________________________________
                              Title: _______________________________

                              SUNROCK CAPITAL CORP.

                              By: __________________________________
                              Title: _______________________________

                              PNC BANK, NATIONAL ASSOCIATION

                              By: __________________________________
                              Title: _______________________________

                              HELLER FINANCIAL, INC.

                              By: __________________________________
                              Title: _______________________________

ACKNOWLEDGED AND AGREED:

NORTY'S INC.

By: __________________________________
Title: _______________________________

MCNAUGHTON APPAREL HOLDINGS INC.

By: __________________________________
Title:

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